Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Falah Russell-IdealRatings U.S. Large Cap ETF
(the "Fund")

March 15, 2016

Supplement to the
Summary Prospectus dated October 31, 2015

Effective immediately, Vident Investment Advisory, LLC ("VIA") has been appointed as the sub-adviser to the Fund. Additionally, Denise M. Krisko, CFA, President of VIA, now serves as the Fund's portfolio manager.

All references in the Summary Prospectus to the Fund's previous sub-adviser, Mellon Capital Management Corporation, and the Fund's previous portfolio managers, Karen Q. Wong, Richard A. Brown and Thomas J. Durante, should be disregarded in their entirety.

Please retain this Supplement with your Summary Prospectus for future reference.

Falah Russell-IdealRatings U.S. Large Cap ETF
(the "Fund")

a series of ETF Series Solutions

March 15, 2016

Supplement to the
 Prospectus and Statement of Additional Information ("SAI")
dated October 31, 2015

Effective immediately, Vident Investment Advisory, LLC ("VIA") has been appointed as the sub-adviser to the Fund. Additionally, Denise M. Krisko, CFA, President of VIA, now serves as the Fund's portfolio manager. The Fund's previous sub-adviser, Mellon Capital Management Corporation, no longer serves as a sub-adviser to the Fund, and references to the Fund's previous portfolio managers, Karen Q. Wong, Richard A. Brown and Thomas J. Durante, should be disregarded in their entirety.

The following information replaces the "Management—Sub-Adviser" section on page 10 of the Prospectus:

Sub-Adviser
The Adviser has retained Vident Investment Advisory, LLC ("VIA") to serve as sub-adviser for the Fund. VIA is responsible for the day-to-day management of the Fund. VIA, a registered investment adviser, is a wholly-owned subsidiary of Vident Financial, LLC. Its principal office is located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. VIA was formed in 2014 and provides investment advisory services to ETFs, including the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser calculated daily and based on the daily net assets of the Fund at an annual rate of 5 bps (0.05%) on the first $250 million, 4 bps (0.04%) on the next $250 million, and 3 bps (0.03%) on assets over $500 million, subject to a $20,000 minimum.

The basis for the Board of Trustees' approval of the investment sub-advisory agreement will be available in the Fund's Annual Report to Shareholders for the period ending June 30, 2016.

The following information replaces the "Portfolio Managers" section on page 10 of the Prospectus:

Portfolio Manager
Ms. Krisko is the portfolio manager for the Fund. Ms. Krisko became the President of Vident in November 2014 and has over nineteen years of investment management experience. Ms. Krisko was previously the Chief Investment Officer at Index Management Solutions, LLC ("IMS"). Prior to joining IMS, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

The Fund's SAI provides additional information about the Portfolio Manager's compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares in the Fund.

The following information replaces the "Sub-Adviser" section on pages 15-16 of the SAI:

Sub-Adviser
The Trust, on behalf of the Fund, and the Adviser have retained Vident Investment Advisory, LLC ("VIA" or the "Sub-Adviser"), 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076, to serve as sub-adviser for the Fund. The Sub-Adviser was established in 2014 and is a wholly-owned subsidiary of Vident Financial, LLC. Vident Financial, LLC was formed in 2013 to develop and license investment market solutions (indices and funds) based on strategies that combine sophisticated risk-balancing methodologies, economic freedom metrics, valuation, and investor behavior, and its Chief Executive Officer is Nicholas A. Stonestreet. Vident Financial, LLC is a wholly-owned subsidiary of the Vident Investors' Oversight Trust. Nicholas A. Stonestreet, Andrew T. Schmuhl and Vince L. Birley serve as the trustees of the Vident Investors' Oversight Trust.

Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund's Index, subject to the supervision of the Adviser and the Board. For the services it provides to the Fund, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser.

The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares of the Fund. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding Shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days' written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Prior to March 15, 2016, Mellon Capital Management Corporation, 50 Fremont Street, San Francisco, California 94105, served as sub-adviser to the Fund. For the fiscal period October 1, 2014 through June 30, 2015, the Sub-Advisor was entitled to receive $15,000.

The following information replaces the "Portfolio Managers" section on pages 16-17 of the SAI:

This section includes information about the Fund's portfolio manager, including information about other accounts she manages, the dollar range of shares she owns and how she is compensated.

Compensation
The Fund's portfolio manager receives a fixed base salary and discretionary bonus that are not tied to the performance of the Fund. Additionally, as an equity owner of the firm, Ms. Krisko may be entitled to distributions of the firm's profits, including those from servicing the Fund, and a portion of the proceeds upon the sale of the firm.

Share Ownership
The Fund is required to show the dollar range of the portfolio manager's "beneficial ownership" of Shares as of the end of the most recently completed fiscal year.  Dollar amount ranges disclosed are established by the SEC.  "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.  As of February 29, 2016, the Portfolio Manager did not beneficially own Shares of the Fund.

Other Accounts
In addition to the Fund, the portfolio manager managed the following other accounts as of February 29, 2016, none of which were subject to a performance fee:

Portfolio Manager	Types of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)
Denise M. Krisko, CFA	Registered Investment Companies	14	$1,695
	Other Pooled Investment Vehicles	1	$11
	Other Accounts	30	$42

Conflicts of Interest
The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with her management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund she manages. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

Please retain this Supplement with your Prospectus and SAI for future reference.